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===============================================================================
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 15, 1999

                       American Express Master Trust
                         (Issuer in respect of the
     6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1, 7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2, 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
     5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
-------------------------------------------------------------------------------


             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                   33-47812
                                   33-49106
                                   33-67502
                                   33-81634
                                   333-51045
        Delaware                   000-21424            13-3632012
----------------------------      ------------         ------------
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Numbers)      Identification No.)


200 Vesey Street, New York, New York                      10285
------------------------------------                    --------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 640-3975
                                                     --------------

                       American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


       Utah                        000-21424-01         11-2869526
----------------------------      -------------         ------------
(State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)              File Number)       Identification No.)


6985 Union Park Center, Midvale, Utah                     84047
-------------------------------------                    -------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (801) 565-5000
                                                    --------------
==============================================================================


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Item 5.  Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated July 7, 1999 for the Distribution Date occurring on July 15, 1999 and the preceding Due Period from May 28, 1999 through June 27, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated
herein  by  reference.  Information concerning   interest  distributions  made
on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1 occurring on July 15, 1999, is contained in the Payment Date Statements
provided  to  the   holders  of  such  Class   A   Certificates.   Information
concerning   interest   distributions   made  on  the  Class  B  Certificates,
Series 1992-2, 1993-1, 1994-2,  1994-3, 1996-1, 1996-2  and  1998-1  occurring on July 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 20.1        Payment   Date   Statements   relating  to  interest  dis-
                    tributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1, occurring on July 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest dis-tributions on the Class B Certificates, Series 1992-2,
                    1993-1,   1994-2,   1994-3,  1996-1,  1996-2  and  1998-1,
                    occurring on July 15, 1999.

Exhibit 99.1        Monthly   Servicer's   Certificate  dated July 7, 1999 for
                    the Distribution Date occurring on July 15, 1999 and the preceding Due Period from May 28, 1999 through June 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                             SIGNATURES
                             ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  July 15, 1999


                                 AMERICAN EXPRESS MASTER TRUST



                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION,
                                 Transferor

                                 By:  /s/ Leslie R. Scharfstein
                                      -------------------------
                                 Name:    Leslie R. Scharfstein
                                 Title:   President



                                 AMERICAN EXPRESS CENTURION BANK,
                                 Transferor

                                 By:  /s/ Rhonda Halpern
                                      --------------------------
                                 Name:    Rhonda Halpern
                                 Title:   Chief Financial Officer and Treasurer


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                             EXHIBIT INDEX
                             -------------


Designation         Description                                    Page
-----------         -----------                                    ----

Exhibit 20.1        Payment Date Statements relating to interest      5
                    distributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1,
                    occurring on July 15, 1999.

Exhibit 20.2        Payment Date Statements relating to interest     14
                    distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                    1996-2 and 1998-1 occurring on July 15, 1999.

Exhibit 99.1        Monthly  Servicer's Certificate dated  July 7,   29
                    1999 for the Distribution Date occurring on July 15, 1999 and the preceding Due Period from May 28, 1999 through June 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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